PARNASSUS FUND

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)
Air Freight & Logistics (6.5%)
C.H. Robinson Worldwide Inc.	248,032	16,419,718
FedEx Corp.	274,457	33,280,656

		49,700,374
Apparel & Luxury Goods (5.0%)
Nike Inc., Class B	288,257	23,850,384
VF Corp.	268,067	14,497,063

		38,347,447
Capital Markets (5.4%)
CME Group Inc.	129,566	22,403,257
Morningstar Inc.	161,312	18,752,520

		41,155,777
Chemicals (3.5%)
Linde plc	89,890	15,550,970
PPG Industries Inc.	133,379	11,150,484

		26,701,454
Communications Equipment (2.6%)
Motorola Solutions Inc.	147,481	19,603,175

Electronic Equipment Instruments (3.0%)
Trimble Inc. [q]	717,561	22,839,967

Food Products (4.6%)
Mondelez International Inc., Class A	706,205	35,366,746

Health Care Equipment (4.5%)
Dentsply Sirona Inc.	425,437	16,519,719
IDEXX Laboratories Inc. [q]	72,901	17,659,538

		34,179,257
Health Care Technology (3.6%)
Cerner Corp.	434,565	27,373,249

Insurance (3.2%)
The Progressive Corp.	333,990	24,661,822

Interactive Media & Services (3.1%)
Alphabet Inc., Class A [q]	20,322	23,613,148

IT Services (2.3%)
Square Inc. [q]	338,588	17,735,239

Life Sciences Tools & Services (6.5%)
Agilent Technologies Inc.	326,840	23,408,281
Illumina Inc. [q]	96,119	26,252,021

		49,660,302
Pharmaceuticals (3.1%)
Novartis AG (ADR)	287,322	23,689,699

Professional Services (3.2%)
Thomson Reuters Corp. [l]	365,841	24,825,970

Retail (2.2%)
Burlington Stores Inc. [q]	104,781	16,603,597

Road & Rail (2.5%)
Old Dominion Freight Lines Inc.	148,537	19,496,967

Semiconductor Equipment (8.1%)
KLA Corporation	188,831	27,142,568
NVIDIA Corp.	131,873	34,761,723

		61,904,291

Snack & Juice Bars (1.7%)
Starbucks Corp.			201,086	13,219,394

Software (17.1%)
Adobe Inc. [q]			66,219	21,073,535
Autodesk Inc. [q]			141,835	22,140,444
Cadence Design Systems Inc [q]			291,143	19,227,084
Guidewire Software Inc. [q]			190,170	15,082,383
Microsoft Corp.			336,267	53,032,668

				130,556,114
Special Retail (2.0%)
O’Reilly Automotive Inc. [q]			49,622	14,938,703

Technology Hardware (1.0%)
Western Digital Corp.			191,554	7,972,477

Wireless Telecom Services (3.8%)
T-Mobile US Inc. [q]			342,834	28,763,773

Total investment in equities (98.5%) (cost $698,426,405)				752,908,942

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Certificates of Deposit (0.0%) α
Beneficial State Bank	1.21%	01/15/2021	250,000	242,104

Certificates of Deposit Account Registry Service (0.1%) α
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Androscoggin Savings Bank, par 238,500; Primary Bank, par 23,000; Regent Bank, par 238,500; (cost $481,099)	1.20%	03/11/2021	500,000	481,099

Community Development Loans (0.1%) α
BlueHub Loan Fund	1.00%	04/15/2020	100,000	99,770
BlueHub Loan Fund	1.00%	04/15/2020	100,000	99,770
Root Capital Loan Fund	1.25%	02/01/2021	100,000	94,967
TMC Development Working Solutions	1.00%	05/25/2020	100,000	99,114
Vermont Community Loan Fund	1.00%	10/15/2020	100,000	96,770

				490,391
Securities Purchased with Cash Collateral from Securities Lending
Registered Investment Companies (0.8%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.87%			6,241,517

Total short-term securities (1.0%) (cost $7,455,111)				7,455,111

Total securities (99.5%) (cost $705,881,516)				760,364,053

Payable upon return of securities loaned (-0.8%)				(6,241,517)

Other assets and liabilities (1.3%)				10,379,841

Total net assets (100.0%)				764,502,377

q	This security is non-income producing.
l	This security, or partial position of this security, was on loan at March 31, 2020. The total value of the securities on loan at March 31, 2020 was $6,110,262.
α	Market value adjustments have been applied to these securities to reflect potential early withdrawal.
plc	Public Limited Company
ADR	American Depository Receipt

The portfolio of investments as of March 31, 2020 has not been audited. This report is provided for the general information of the Fund’s shareholders. For more information regarding the Fund, portfolio holdings and other significant accounting policies, please see the Fund’s most recent prospectus and annual report.

Income Taxes:

At March 31, 2020, the net unrealized appreciation (depreciation) based on the cost of long-term investments of securities for income tax purposes was as follows:

Parnassus Fund
Cost of long-term investments	$698,426,405

Unrealized appreciation	$106,993,798
Unrealized depreciation	(52,511,261)

Net unrealized appreciation	$54,482,537

The Parnassus Fund follows Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s portfolio of investments. These inputs are summarized in three levels: Level 1 - unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table summarizes the portfolio’s financial assets as of March 31, 2020, that is valued at fair value on a recurring basis:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Communication Services	$52,376,921	$—	$—	$52,376,921
Consumer Discretionary	83,109,142	—	—	83,109,142
Consumer Staples	35,366,746	—	—	35,366,746
Financials	65,817,599	—	—	65,817,599
Health Care	134,902,507	—	—	134,902,507
Industrials	94,023,311	—	—	94,023,311
Information Technology	260,611,262	—	—	260,611,262
Materials	26,701,454	—	—	26,701,454
Short-Term Investments	6,241,517	—	1,213,594	7,455,111

Total	$759,150,459	$—	$1,213,594	$760,364,053

The following table reconciles the valuations of the Fund’s Level 3 investment securities and related transactions as of March 31, 2020:

Certificates of Deposit & Community Development Loans
Balance as of December 31, 2019	$1,234,621
Discounts/premiums amortization	(21,027)
Purchases	750,000
Sales	(750,000)

Balance as of March 31, 2020	$1,213,594

Quantitative information about Level 3 fair value measurements:

	Fair Value at			Range
	March 31, 2020	Valuation Technique	Unobservable Input	(Weighted Average)
Certificates of Deposit	$723,203	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$490,391	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposit are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Fund’s Trustees, all fair value securities as submitted by the Fund’s treasurer, are reviewed and approved by the Trustees. The Fund’s valuation committee is comprised of Independent Trustees who also comprise the Fund’s audit committee. The committee reviews the methodologies used by the Fund when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.